                         THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of June23, 1997 ("this Amendment") by and between DAMARK INTERNATIONAL, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks") and FIRST BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                       RECITALS

         A. The Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of March 22, 1996, as amended by a First Amendment dated as of October 18, 1996 and a Second Amendment dated as of February 10, 1997 (as so amended, the "Credit Agreement").

         B. The obligations of the Borrower to the Banks under the Credit Agreement are evidenced by three separate Promissory Notes of the Borrower in favor of the Banks each dated March 22, 1996 (collectively, the "Existing Notes").

         C. The parties hereto desire to amend the Credit Agreement in the respects hereinafter set forth and to cause the Existing Notes to be amended and restated in their entireties.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

         Section 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to Section 4 hereof, the Credit Agreement is hereby amended as follows:

         (a)  The definition of the term "Commitment Amount" set forth in
Section 1.1 thereof is amended to read as follows:

              "COMMITMENT AMOUNT": With respect to a Bank, the amount set opposite such Bank's name on Exhibit 1.1-E hereto as its Commitment Amount, but as the same may be reduced from time to time pursuant to Section 2.14.

         (b) The definition of the term "Loan/Standby Letter of Credit Sublimit" set forth in Section 1.1 thereof is amended to read as follows:

              "LOAN/STANDBY LETTER OF CREDIT SUBLIMIT": With respect to a Bank, the amount set opposite such Bank's name on Exhibit 1.1-E hereto as its Loan/Standby Letter of Credit Sublimit, but as the same may be reduced from time to time pursuant to Section 2.14.

         (c)  Section 6.9 thereof is amended to read as follows:

              Section 6.9 CAPITAL EXPENDITURES. The Borrower will not, and will not permit any Subsidiary to, make Capital Expenditures in an amount exceeding, on a consolidated basis, (a) $11,500,000 in its fiscal year ending December31, 1997 or (b) $10,000,000 in its fiscal year ending December 31, 1998 or in any fiscal year thereafter; provided, however, that Capital Expenditures made, with the prior written consent of the Majority Banks, from equity capital specifically raised by the Borrower for the purpose of making such Capital Expenditures shall not be subject to the foregoing limitations.

         (d)  Section 6.19 thereof is amended to read as follows:

              Section 6.19 EBITDA. The Borrower will not permit EBITDA as of any date set forth below, for the period of four consecutive fiscal quarters ending on such date, to be less than the minimum amount set opposite that date:

           Four-Quarter                  Minimum
           Period Ending                 EBITDA
           -------------                 -------
         6/30/97                       $11,400,000
         9/30/97                       $11,700,000
         12/31/97 and on the
         last day of any fiscal
         quarter thereafter            $11,900,000

         (e)  Section 6.21 thereof is amended to read as follows:

              Section 6.21  CLEAN-DOWN.  The Borrower shall cause the sum of

                   (a) the aggregate principal balance of all Loans outstanding, plus

                   (b) the remainder of (i) the aggregate maximum amount available to be drawn under outstanding Standby Letters of Credit plus the aggregate amount of Unpaid Drawings relating to Standby Letters of Credit, minus (ii) the average daily amount of funds on deposit in accounts maintained by the Borrower with the Agent during the calculation period, plus

                   (c) the sum of the aggregate maximum amount available to be drawn under outstanding Documentary Letters of Credit having expiration dates more than 180 days later than the date of determination plus the aggregate amount of Unpaid Drawings relating to Documentary Letters of Credit not to exceed $4,000,000 for at least 60 consecutive days during the period of twelve consecutive months beginning on September1, 1997 and during each period of twelve consecutive months beginning on the first day of each month thereafter occurring.

         (f) Exhibit 1.1-A thereto is amended and restated to be in the form of Exhibit 1.1-A attached to this Amendment.

         (g) Exhibit 1.1-B thereto is amended and restated to be in the form of Exhibit 1.1-B attached to this Amendment.

         (h) A new Exhibit 1.1-E is added thereto, which new Exhibit 1.1-E shall be in the form of Exhibit 1.1-E attached to this Amendment.

         Section 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

         (a) this Amendment and the Amended Notes (as hereinafter defined) have been duly authorized, executed and delivered by it and this Amendment and the Amended Notes constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

         (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

         (c) the execution, delivery and performance by the Borrower of this Amendment and the Amended Notes (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws,
    (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3(c);

         (d) as of the date hereof, no Default or Event of Default has occurred which is continuing; and

         (e) all the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

         Section 4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

         (a) executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks, shall have been delivered to the Agent;

         (b) each Bank shall have received a new promissory note substantially in the form attached as Exhibit 1.1-C to the Credit Agreement, payable to such Bank and in a maximum amount equal to such Bank's Commitment Amount as amended by this Amendment, duly executed by the Borrower (as to such Bank, its "Amended Note"), which Amended Note shall constitute an amendment and restatement of the Existing Note payable to such Bank;

         (c) the Agent shall have received from each Subsidiary a Consent and Agreement of Subsidiary in the form of Attachment 1 hereto (the "Subsidiary Agreements") duly completed and executed by such Subsidiary;

         (d) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment, certified by an officer thereof, together with a certificate of an officer of the Borrower certifying as to the incumbency and the true signatures of the officers authorized to execute this Amendment on behalf of the Borrower; and

         (e) the Agent shall have received the favorable opinion of counsel to Borrower, covering the matters set forth in Sections 3(a), 3(b) and 3(c).

Upon receipt of all of the foregoing, (i) the Agent shall notify the Borrower and the Banks that this Amendment has become effective, but the failure of the Agent to give such notice shall not affect the validity of this Amendment or prevent it from becoming effective, (ii) each Bank shall surrender to the Borrower such Bank's Existing Note, marked "renewed but not paid" or words to similar effect; and (iii) the unpaid principal balance outstanding under each Bank's Existing Note, and the interest accrued but unpaid thereon, shall be outstanding under such Bank's Amended Note.

         Section 5. UCC FILINGS. The Borrower agrees that it will, by not later than September 1, 1997, deliver to the Agent Uniform Commercial Code financing statements prepared for filing with the appropriate filing offices in the State of North Carolina with respect to collateral located at the Borrower's facility in Fayetteville, North Carolina, duly executed by the Borrower. The Borrower further agrees that failure on its part to comply with the foregoing requirement shall constitute an Event of Default under the Credit Agreement.

         Section 6. COUNTERPARTS AND EFFECTIVENESS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one of the same instrument.

         Section 7. LEGAL EXPENSES. The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 8. AFFIRMATION. Each party hereto affirms and acknowledges that (a) the Credit Agreement as amended by this Amendment remains in full force and effect in accordance with its terms, (b) all references to the "Credit Agreement" or any similar term contained in any other Loan Document shall be deemed to be references to the Credit Agreement as amended hereby and (c) all references to the "Notes" or any similar term contained in the Credit
Agreement or any other Loan Document shall be deemed to be references to the Amended Notes.

         Section 9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         Section 10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Borrower, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and the successors and assigns of the Banks and the Agent.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                       DAMARK INTERNATIONAL, INC.

                                       By
                                         ------------------------------------
                                         Its
                                            ---------------------------------


                                       FIRST BANK NATIONAL ASSOCIATION,
                                          as a Bank and as Agent

                                       By
                                         ------------------------------------
                                       Title
                                            ---------------------------------


                                       THE SUMITOMO BANK, LIMITED,
                                       CHICAGO BRANCH

                                       By
                                         ------------------------------------
                                       Title
                                            ---------------------------------

                                       By
                                         ------------------------------------
                                       Title
                                            ---------------------------------


                                       BANK ONE, MILWAUKEE,
                                       NATIONAL ASSOCIATION

                                       By
                                         ------------------------------------
                                         Title
                                              -------------------------------



               [Signature Page to Third Amendment to Credit Agreement]

                                                                EXHIBIT 1.1-A TO
                                                                CREDIT AGREEMENT

                                     FORMULA FOR
                                    BORROWING BASE

         1. BORROWING BASE. The "Borrowing Base" as of any date of determination shall be the sum of the following:

              (a) the product of (i) the aggregate face amount of Eligible Accounts (provided, that the aggregate face amount of Eligible Accounts attributable to installments payable under the Ten Pay Installment Plan that can be taken into account for purposes of this clause 1(a)(i) shall not exceed 30% of the aggregate face amount of all Eligible Accounts), MULTIPLIED BY (ii) 50%; and

              (b) an amount equal to the lesser of (i) 40% of the lower of cost (determined on a first-in, first-out basis) or market value of Eligible Inventory or (ii) $30,000,000.

         2. DEFINITIONS. Capitalized terms used herein which are defined in the Credit Agreement are used herein with the respective meanings attributed thereto in the Credit Agreement. In addition, for the purposes of this Exhibit and for determining the Borrowing Base, the following terms shall have the following respective meanings:

              "ELIGIBLE ACCOUNTS": the right of the Borrower to receive payment of installments owed to the Borrower on account of sales of inventory (including related shipping and handling fees), membership and other services in the ordinary course of the Borrower's business on the Borrower's installment plans, provided such right to payment:

         (a) has arisen out of the sale of goods and services by the Borrower within the United States, or, if such goods and services are sold outside the United States, is backed by a letter of credit issued or confirmed by a bank chartered under the laws of the United States or of any State;

         (b) is the valid, binding and legally enforceable obligation of the obligor and such right to payment has not been subordinated by the Borrower to any other claim against the obligor and such obligor is not (i) the Borrower or an Affiliate of the Borrower, (ii) the United States or any department, agency or instrumentality thereof unless the Borrower shall have complied with the Assignment of Claims Act to the satisfaction of the Agent,
(iii) a debtor under any proceeding under the

Bankruptcy Code or comparable provision of state or foreign law, (iv) an assignor for the benefit of creditors, or (v) a customer for whom the Borrower has tried, but has been refused, an authorization by the applicable credit card processor in whole or in part;

         (c)  is assignable;

         (d) is subject to a perfected first security interest in favor of the Agent and is free and clear of any other Lien;

         (e) is not subject to any claimed offset, counterclaim or other defense with respect thereto (except for return rights and warranty claims not yet asserted);

         (f) is not unpaid for more than 30 days from the date that payment thereof is due or for more than (i) 300 days from the date of the relevant invoice, in the case of installments payable on sales made under the Ten Pay Installment Plan, (ii) 180 days from the date of the relevant invoice, in the case of installments payable on sales made under the Six Pay Installment Plan, or (iii) 120 days from the date of the relevant invoice, in the case of installments payable under the Four Pay Installment Plan;

         (g) is not owed by an obligor who is obligated on accounts owed to the Borrower more than 10% of the aggregate unpaid balance of which remains unpaid for longer than the relevant periods specified in clause (f) above; and

         (h) is not, as reasonably determined by the Agent in its discretion, uncollectible or otherwise disqualified;

PROVIDED, that the Agent shall, notwithstanding the foregoing, have the right, in the reasonable exercise of its discretion, to establish reserves against the aggregate amount of Eligible Accounts.

              "ELIGIBLE INVENTORY": all inventory held by the Borrower for sale in the ordinary course of business, less any reserves maintained by the Borrower, and which:

         (a) is subject to a perfected, first priority security interest in favor of the Agent free and clear of all other Liens;

         (b) is located at one of the locations set forth in the Security Agreement or in any schedule delivered pursuant thereto as a location at which inventory is kept, and is not in transit (other than inventory in transit to a location set forth in the Security Agreement or in any schedule delivered pursuant thereto as a location at which inventory is kept and which has been shipped pursuant to a Documentary Letter of Credit);

         (c) is not so identified to a contract to sell that it is evidenced by an account;

         (d) is of good and merchantable quality free from any defects which would affect the market value thereof;

         (e) is not inventory that the Borrower has returned or is in the process of returning, including, but not limited to, inventory classified by the Borrower as "C-Goods";

         (f) is insured against loss or damage in accordance with the provisions of the Security Agreement;

         (g) is not subject to or covered by a negotiable document of title, including, without limitation, negotiable warehouse receipts and negotiable bills of lading;

         (h) is not stored in a public warehouse or held by any Person as bailee, unless the terms of such storage or bailment are satisfactory to the Agent; and

         (i)  does not consist of packaging supplies;

PROVIDED, that the Agent shall, notwithstanding the foregoing, have the right, in the reasonable exercise of its discretion, to establish reserves against the aggregate amount of Eligible Inventory.

              "FOUR PAY INSTALLMENT PLAN": an installment payment plan of the Borrower which requires the customer to make payment in four consecutive monthly installments, the first installment of which is to be paid at or before shipment of the item sold.

              "SIX PAY INSTALLMENT PLAN": an installment payment plan of the Borrower which requires the customer to make payment in six consecutive monthly installments, the first installment of which is to be paid at or before shipment of the item sold.

              "TEN PAY INSTALLMENT PLAN": an installment payment plan of the Borrower which requires the customer to make payment in ten consecutive monthly installments, the first installment of which is to be paid at or before shipment of the item sold.

                                                                   EXHIBIT 1.1-B
                                                             TO CREDIT AGREEMENT

                            BORROWING BASE CERTIFICATE

                Borrowing Base as of ______________________, 199___

To: First Bank National Association:

         The undersigned hereby certifies to First Bank National Association that as of the date above, the Borrowing Base for DAMARK INTERNATIONAL, INC. was as follows:

1.     Total Accounts                                     $__________

2.     LESS Ineligible Accounts                          ($_________ )

3.     Eligible Accounts (Line 1 - Line 2)                $__________

4.     Total "Ten Pay" Eligible Accounts                  $__________

5.     30% of Line 3                                      $__________

6.     Line 4 LESS Line 5 (but not less than
       zero)                                              $__________

7.     Line 3 LESS Line 6                                 $__________

8.     TIMES Availability Rate                                x 50%

9.     Borrowing Base Amount
       (Line 7 x Line 8)                                  $__________

10.    Total Inventory                                    $__________

11.    LESS Ineligible Inventory                         ($__________)

12.    Eligible Inventory (Line 10 - Line 11)             $__________

13.    TIMES Availability Rate                                x 40%

14.    Borrowing Base Amount
       (Line 12 x Line 13 but not
       more than $30,000,000)                             $__________

15.    Total Borrowing Base
       (Line 9 + Line 14 but not
       to exceed $50,000,000)                             $__________

16.    Loans Outstanding                                  $__________

17.    Standby Letters of Credit Outstanding              $__________

18.    Documentary Letters of Credit
       Outstanding                                        $__________

19.    Total Outstandings
       (Line 16 + Line 17 + Line 18)                      $__________

20.    Additional Availability or (Deficiency)
       (Line 15 - Line 19)                                $__________

       Capitalized terms are used herein as defined in the Credit Agreement dated as of March 22, 1996 and the Exhibits thereto, as the same may be from time to time amended, modified, supplemented or extended.

Date of Certificate:__________ , ____


                                       --------------------------------------
                                       Title
                                            ---------------------------------
                                       For DAMARK INTERNATIONAL, INC.

                                                                  EXHIBIT 1.1-E
                                                            TO CREDIT AGREEMENT

                              BANK COMMITMENTS

                                                           Loan/Standby
                                     Commitment          Letter of Credit
Bank                                   Amount                Sublimit
----                                ------------         -----------------
First Bank National Association     $23,333,334            $21,000,000

The Sumitomo Bank, Limited
  Chicago Branch                     13,333,333             12,000,000

Bank One, Wisconsin                  13,333,333             12,000,000
                                    -----------            -----------

      Total                         $50,000,000            $45,000,000

       ATTACHMENT 1 TO THIRD AMENDMENT TO CREDIT AGREEMENT

               CONSENT AND AGREEMENT OF SUBSIDIARY


     _________________________, a Minnesota corporation (the "Subsidiary"), hereby acknowledges and consents to that certain Third Amendment to Credit Agreement dated as of June __, 1997 (the "Amendment") between Damark International, Inc., a Minnesota corporation (the "Borrower"), the Banks which are signatories thereto (the "Banks") and First Bank National Association as Agent for the Banks. The Subsidiary further acknowledges and agrees as follows:

          (a) All references to the "Credit Agreement" contained in the Guaranty dated as of _____________ (the "Guaranty"), executed by the Subsidiary in favor of the Banks and the Agent, shall hereafter mean and refer to the Credit Agreement dated as of March 22, 1996 between the Borrower, the Banks and the Agent, as heretofore amended, as amended by the Amendment and as the same may hereafter be further amended, supplemented, restated, extended or renewed from time to time.

          (b) The Guaranty is hereby reaffirmed and shall remain in full force and effect with respect to the Obligations (as defined in the Guaranty).


Dated: June __, 1997

                                       SUBSIDIARY:

                                       --------------------------------------
                                       By
                                         ------------------------------------
                                       Title
                                            ---------------------------------